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                                                                    EXHIBIT 10.1


                                                    15th Floor
                                                    260 Queen Street, Brisbane
                                                    G.P.O. Box 2237, Brisbane
                                                    Qld. 4001 Australia
                                                    Telephone No. (07) 3227 2513
                                                    Facsimile No. (07) 3221 9620




21 August 2000





The Secretary,
Collins Restaurants Management Pty Ltd
16-20 Edmonstone Street,
Newmarket, Qld 4051


Dear Sirs,


A$46,000,000.00 BILL ACCEPTANCE AND DISCOUNT FACILITY


Westpac Banking Corporation (WESTPAC) is pleased to offer Collins Restaurants Management Pty Ltd ACN 093 912 979 the BORROWER) a facility on the following terms.

Please confirm the Borrower's acceptance of this offer by signing the accompanying copy of this letter and returning it before the expiry date of 31 August 2000.

Some terms used in this letter are defined in the text or in Clause 2.



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1.      FACILITY DETAILS
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1.1  MAXIMUM FACE     $46,000,000.00 (forty-six million Australian dollars) as
AMOUNT OF BILLS       reduced from time to time (the Commitment).
OUTSTANDING AT
ANY TIME:

                      Each time the Commitment is reduced (or when the Commitment is cancelled) the Borrower shall retire sufficient Bills to ensure that the maximum face amount of outstanding Bills does not at any time exceed the Commitment.

                      The Commitment will be automatically cancelled on the last day of the Term.

                      If the face amount of the Bills maturing on any day exceeds the face amount of Bills accepted and discounted on that day, the Commitment will reduce by the amount of that excess.

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                      The Borrower shall pay to Westpac, and the Commitment will automatically reduce by:
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                      (a)    (SCHEDULED REDUCTIONS):

                             $667,000.00 on the last Business Day of each month, commencing 30 September 2000;

                      and upon each of the scheduled repayment dates, the Commitment will automatically reduce by the amount of the payment due on that date,

                      AND;

                      (b)    (ASSET BASED REDUCTIONS):

                             (i) an amount to be agreed between the Borrower and Westpac (the REDUCTION AMOUNT) (in accordance with the procedure set out in paragraph 1.1A below) equal to credit funds held by the CFG Group in excess of $4,000,000 on the last Business Day of each quarter (commencing on 31 December 2000) after making the following deductions:

                                    (A)    the Scheduled Reduction which falls
                                           due on that day;

                                    (B)    anticipated tax payments during the
                                           following quarter;

                                    (C)    capital expenditure due in the
                                           following quarter and consented to by
                                           Westpac (for the purposes of this
                                           clause Westpac shall be deemed to
                                           have consented to the Capital
                                           Expenditure in clause 12.3(v) of the
                                           Cross Guarantee and Negative Pledge);

                                     (D)   unpresented cheques forwarded to
                                           external trade creditors (including
                                           KFC Australia Pty Ltd) during that
                                           quarter; and

                                     the relevant payment shall be made, and
                                     the Commitment will reduce, in accordance with paragraph 1.1A; and

                             (ii) an amount equal to the net sale proceeds of any asset sales by a Guarantor other than:

                                    (A)    an asset with a market value of less
                                           than $100,000.00;

                                    (B)    a sale for the purpose of a sale and
                                           leaseback; or

                                    (C)    a sale to a Group entity for the
                                           purpose of Restructure;

                                    on the day the settlement proceeds are
                                    received by or on behalf of a Guarantor.
                                    However, if the day upon which settlement
                                    proceeds are received ("SETTLEMENT DAY")
                                    does not coincide with a day upon which
                                    outstanding Bills mature ("BILL
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                                    ROLLOVER DATE") the reduction in the
                                    Commitment shall take place on the first
                                    Bill Rollover Date occurring after that
                                    Settlement Day and the proceeds of sale will be deposited with Westpac in a specially nominated interest bearing account (over which Westpac has an immediate right of set-off and appropriation) until that Bill Rollover Date, at which time they will be applied towards meeting the Bills maturing on that date.


1.1A  AGREEING THE    (a)    At least two Business Days before the end of each
REDUCTION AMOUNT             quarter the Borrower shall deliver a certificate
                             (signed by two directors) to Westpac. That certificate shall certify:

                             (i) the projected cash balance on the last Business Day of the quarter;

                             (ii) the Scheduled Reductions due on the last Business Day of the quarter;

                             (iii)  anticipated tax payments during the
                                    following quarter;

                             (iv) planned capital expenditure due in the following quarter; and

                             (v) unpresented cheques forwarded to external trade creditors (including KFC Australia Pty
                                    Ltd) during that quarter. Unpresented
                                    cheques aggregating less than $100,000.00 need not be included in the certificate.

                                    The certificate is to state the proposed
                                    Reduction Amount.

                      Westpac shall then either confirm the proposed Reduction Amount or propose an alternative Reduction Amount before the close of business on the last Business Day of the end of the relevant quarter. Otherwise, the Reduction Amount shall be the amount proposed by the Borrower.

                      If Westpac proposes an alternative Reduction Amount, the alternative Reduction Amount shall be negotiated in good faith.

                      If the Borrower and Westpac agree the Reduction Amount before the close of business on the last Business Day of the quarter, the relevant payment shall be made, and the Commitment will reduce, on the first Business Day of the following quarter.

                      If the Borrower and Westpac cannot agree the Reduction Amount before the close of business on the last Business Day of the relevant quarter, then on the first Business Day of the following quarter:

                             (i) the Borrower shall pay to Westpac, and the Commitment will be reduced by, the higher of the Reduction Amounts proposed by the
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                                    Borrower and Westpac (the HPA); and

                             (ii) Westpac will provide to the Borrower an overdraft (the TEMPORARY OVERDRAFT) having a limit equal to the difference between the HPA and the Reduction Amount proposed by the Borrower to assist it to make that payment.

                      If, within the first 10 days of the following quarter (the RELEVANT PERIOD), the Borrower and Westpac agree on a Reduction Amount less than the HPA, the Commitment will (from the date agreement is reached) increase by the difference between the agreed amount and the HPA and the Borrower may require Westpac to accept and discount Bills having a corresponding face amount for the purpose of assisting it to repay the Temporary Overdraft.

                      The amounts described above may be rounded to the nearest $100,000.00.

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1.1B  TEMPORARY       (a)    The Borrower shall repay the Temporary Overdraft
OVERDRAFT                    (and all interest accrued on it) on the earlier of
                             the date the Reduction Amount is agreed and the last day of the Relevant Period.

                      (b) Interest shall be charged on a daily basis on the Temporary Overdraft at the rate which is the aggregate of the Reuters BBSY 1 month bid rate (on the day the overdraft is created) and the Acceptance Fee.
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1.2 DISCOUNT RATE:    For each Bill, the Reuters BBSY bid rate for a period
                      equal to the term of the Bill, on the date on which the Bill is to be discounted, or if there is no BBSY rate for that term, the rate selected by Westpac as equivalent (DISCOUNT RATE).
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1.3 FEES:

- ESTABLISHMENT FEE:  $350,000.00 is payable as follows:

                      (a) $10,000.00 receipt of which is acknowledged by Westpac; and

                      (b)    $340,000.00; on acceptance of this offer.

                      If the Facility is not drawn down the establishment fee shall be non-refundable.

- LINE FEE:           1.0% per annum of the average daily amount of the
                      Commitment for each calendar quarter from the date of acceptance of this letter payable quarterly in advance on the first Business Day of each calendar quarter and on the date of acceptance of this letter (or at any other intervals designated by Westpac from time to time). If the Commitment is cancelled or reduced in the quarter the relevant amount of fee is refundable.

- ACCEPTANCE FEE:     1.25% per annum (the ACCEPTANCE FEE) calculated on the
                      face amount of each Bill accepted from and including the date of acceptance until the Bill's maturity date.


- PREPARATION FEE:    $100.00 per Drawdown Notice given in terms of Clause 5.3 .
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1.4 TERM:             (a)    3 years from the date of acceptance of this offer
                             (the 'Original Date') or any longer period approved by Westpac under paragraph (b). Until Westpac agrees to extend the term under paragraph (b), the term ends on the Original Date.

                      (b) The Borrower may by written request made to Westpac not later than the date which is 3 months before the Original Date and not earlier than the date which is 18 months before the Original Date request that the term be extended for a period of 18 months. Westpac may, in its absolute discretion agree to extend the term, in which case the term will end on the date which is 18 months after the Original Date.

                      (c) If Westpac agrees to extend the term under paragraph (b) then Westpac will, subject to the terms and conditions of this letter, provide the Facility to the Borrower to the end of the term on the same terms and conditions asat the Original Date, subject only to the condition that the Borrower pay, as consideration of Westpac's agreement to extend the term, an extension fee of $75,000.00. The Borrower must pay this amount to Westpac not later than the Original Date.
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1.5 PURPOSE:          Working Capital
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1.6 SECURITY:         The Security Documents.


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2. DEFINITIONS
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In this letter the following definitions apply.

ACCEPTANCE FEE has the meaning given in Clause 1.3.

ACCOUNTS has the meaning given in the Cross Guarantee and Negative Pledge.

ASSET BASED REDUCTION means a payment by the Borrower, and a reduction of the Commitment, under Clause 1.1(b).

AUTHORISATION includes any consent, registration, filing, lodgement, agreement, certificate, notorisation, permission, licence, approval, authority or exemption from, by or with any Governmental Agency. Where a Governmental Agency can prohibit or restrict some thing if it acts within a specified period after formal notification of it (for example, lodgement, registration or filing), Authorisation includes the expiry of that period without that action.

BANK DOCUMENT has the meaning given in the Cross Guarantee and Negative Pledge.

BILL means a BILL OF EXCHANGE as defined in the Bills of Exchange Act 1909 which is, or is to be, accepted or discounted under this letter or is taken to be accepted or discounted under this letter (whether or not it physically exists). It includes a bill which bears a purported signature on behalf of a Borrower which has been discounted by Westpac under this letter, even if that signature was not authorised or forged.

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BUSINESS DAY means any weekday on which Westpac is open at the address referred to on the signature page and at the address at which Bills drawn under this letter are to be accepted and discounted.

CFG GROUP means Collins Foods Group Pty Ltd ACN 009 937 900 and each of its subsidiaries. For clarification, it includes Sizzler Steak Seafood Salad (S) Pte Ltd.

COMMITMENT has the meaning given in Clause 1.1.

CROSS GUARANTEE AND NEGATIVE PLEDGE means the agreement titled "Unlimited Cross Guarantee and Indemnity with Negative Pledge and Financial Ratio Covenants" between CFG and its Subsidiaries, Sizzler International Marks Inc. and certain of its Subsidiaries and Westpac, and dated on or about the date the Borrower accepts this letter.

DISCOUNT RATE has the meaning given in Clause 1.2.

DRAWDOWN NOTICE means a notice in the form of Schedule B.

EBIT has the meaning given in the Cross Guarantee and Negative Pledge.

EVENT OF DEFAULT has the meaning given in the Cross Guarantee and Negative
Pledge.

FACILITY means the facility provided under this letter.

GOVERNMENTAL AGENCY means any government or any governmental, semi-governmental, statutory, judicial entity or authority. It includes any self regulatory organisation established under statute and any stock or futures exchange.

GROUP has the meaning given in the Cross Guarantee and Negative Pledge.

GUARANTOR has the meaning given in the Cross Guarantee and Negative Pledge.

MANAGEMENT EQUITY AGREEMENT means the agreement or agreements to be entered into between Restaurants Concepts International, Inc and certain executives, senior managers and selected employees of companies in the CFG Group reasonably acceptable to Westpac (the 'Australian Management Group') pursuant to which Restaurant Concepts International, Inc agrees that the Australian Management Group may acquire equity in Collins Foods Group Pty Ltd ACN 009 937 900.

MATERIAL ADVERSE EFFECT has the same meaning as in the Cross Guarantee and Indemnity.

"REFERENCE LENDING RATE" means the rate Westpac regularly publishes in major metropolitan newspapers as its "Reference Lending Rate" or such other rate as may supersede Westpac's Reference Lending Rate and apply as a base rate to loans made by Westpac over $1,000,000.

RESTRUCTURE means the restructure of the Group as described to Westpac before the date of this letter. For the purpose of this letter and the Cross Guarantee and Negative Pledge, the Restructure is complete when:

(a) Collins Foods Group Pty Ltd ACN 009 937 900 holds all of the issued shares in:

        -   Sizzler Asia Holdings, Inc;

        -   Collins Restaurants Queensland Pty Ltd;

        -   Collins Restaurants Management Pty Ltd; and

        -   Sizzler Restaurants Group Pty Ltd;

(b)     Sizzler Asia Holdings, Inc holds all of the issued shares in:

        -   Sizzler Restaurant Services, Inc;

        -   Sizzler South East Asia, Inc; and

        -   Sizzler New Zealand, Limited;

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        and not less than 50% of the issued shares in Sizzler Steak Seafood
        Salad (S) Pte Ltd; and

(c) all of the issued shares in Collins Foods Group Pty Ltd ACN 009 937 900 are held by Restaurants Concepts International, Inc.

SCHEDULED REDUCTION means a payment by the Borrower, and a reduction of the Commitment, under Clause 1.1(a).

SECURITY INTEREST includes any mortgage, pledge, lien, charge or other security or any arrangement which gives a creditor a preferential right to an asset or its proceeds.

SECURED PROPERTY means all property the subject of a Security Document.

SECURITY DOCUMENT means each document described in clause 5.2 (b) (i) of this letter and the Security Interests which at the date of this letter secure the Borrower's indebtedness to Westpac which documents are, for clarification, listed in Schedule D.

SUBSIDIARY of a corporation is an entity whose accounts are included in that corporation's consolidated accounts.

TAX includes a tax, levy, duty or charge (and associated penalty or interest) imposed by a Governmental Agency.

TERM means the period determined in accordance with paragraph 1.4.

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3. INTERPRETATION
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A reference to an OUTSTANDING Bill is to a Bill which has been accepted or discounted under this letter (or in respect of which a Borrower has not paid the face amount or provided cash cover under this letter). This applies whether or not the Bill has matured, been presented for payment or been paid on presentation by Westpac.

In relation to periods of time, a reference to a BUSINESS DAY is a reference to a whole Business Day.

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4. WHO MAY ISSUE DRAWDOWN NOTICES AND DRAW BILLS
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INTENTIONALLY DELETED


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5. THE FACILITY
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5.1 FACILITY

The Borrower can require Westpac to accept Bills and discount them under the Facility on any Business Day.

5.2 CONDITIONS PRECEDENT TO ISSUE OF THE FIRST DRAWDOWN NOTICE

Before the Borrower can require the acceptance and discount of Bills, the Borrower must:

(a)     sign and return a copy of this letter;

(b)     deliver the following in form and substance reasonably satisfactory to
        Westpac:

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        (i)    the following security documents duly executed and, if
               applicable, in registrable form

               (A)    the Cross Guarantee and Negative Pledge;

               (B) a Stock Pledge by Sizzler Asia Holdings Inc of its shares in Sizzler New Zealand Ltd, Sizzler Restaurant Services, Inc and Sizzler South East Asia, Inc.;

               (C) a first party charge by each of Sizzler Asia Holdings Inc and Collins Restaurants Management Pty Ltd ACN 093 912 979 over all its assets and undertaking;

               (D) first mortgages over all commercial leasehold property of Collins Restaurants Queensland Pty Ltd ACN 009 988 381, Sizzler Restaurants Group Pty Ltd ACN 010 102 388 and Collins Foods Group Pty Ltd ACN 009 937 900 situated in Australia;

               (E) a conditional guarantee limited to A$10 million by Sizzler International, Inc;

               (F) a subordination agreement between the parties (other than Collins Properties, Inc) to the existing subordination agreement dated 24 September 1997 and Sizzler Asia Holdings, Inc and Collins Restaurants Management Pty Ltd ACN 093 912 979;

               (G) Letter of Security over Deposit over money held by Collins Restaurants Management Pty Ltd ACN 093 912 979 in an account with Westpac to pay interest and management fees to Restaurant Concepts International, Inc and Sizzler International, Inc.; and

               (H) Deeds of Assumption by each of Collins Restaurants Queensland Pty Ltd ACN 009 988 381, Sizzler Restaurants Group Pty Ltd ACN 010 102 388 and Collins Foods Group Pty Ltd ACN 009 937 900;

        (ii) a verification certificate from the Borrower and each Guarantor in the form attached to this letter;

        (iii) an undertaking from Sizzler Asia Holdings, Inc to do everything necessary to perfect the Stock Pledge described in paragraph (b)
               (i) (B) and the company charge described in paragraph (b) (i) (C) given by it as a Security Interest over the property described in the relevant instrument; and

        (iv) an undertaking from Collins Restaurants Queensland Pty Ltd not to encumber its franchise rights relating to Kentucky Fried Chicken, on substantially similar terms to the undertaking given by Collins Foods International, Inc to Westpac in September 1997;

(c)     satisfy the conditions precedent described in Schedule C;

(d) satisfy Westpac's requirements in relation to the security documents referred to in paragraph (b)(i); and

(e)     pay the balance of the establishment fee.

5.3     DRAWDOWN NOTICE REQUIRED

The obligation of Westpac to accept or discount Bills pursuant to this letter is subject to the Borrower giving Westpac a Drawdown Notice by 10.30am (Sydney time) at least 3 Business Days (or such shorter period as Westpac agrees to accept) before the proposed date for accepting and discounting Bills (the DRAWDOWN DATE)

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5.4     NO DEFAULT

Westpac is not obliged to accept or discount Bills under this letter if on the Drawdown Date there is:

(a)     a continuing Event of Default; or

(b) a breach or other event which with notice or time or both would become an Event of Default.

However, Westpac may at its discretion make available to the Borrower an amount not exceeding the face amount of the Bills requested. That amount, if provided at all by Westpac, will be provided as a loan which is repayable on the earlier of:

(c)     demand by Westpac for repayment of that amount, and

(d)     notice by Westpac under Clause 11 (Westpac's Remedies and Powers) below.

The Borrower shall pay interest monthly in arrears on the loan. The interest will accrue from day to day at a rate equal to 2.0% per annum plus Westpac's Reference Lending Rate then applicable.

5.5     CONDITIONS SUBSEQUENT

The Borrower must satisfy the following conditions after the first Drawdown
Date:

(a) delivery to Westpac not later than the last day of the first operating quarter of CFG Group after the date of acceptance of this offer, an opinion in form and substance reasonably acceptable to Westpac from PricewaterhouseCoopers that the Restructure has been completed and the most recent projected consolidated balance sheet of CFG Group given to Westpac based on figures as at 28 May 2000 is, in all material respects, a true and correct statement of the assets and liabilities of CFG Group as at the date or during the period stated in the opinion;

(b) the requirement that the Management Equity Agreement is in full force and effect by not later than 15 December 2000;

(c)     (i)    that there is no change in the Chief Executive Officer (CEO) of
               Collins Foods Group Pty Ltd or any other significant change in the management of any company in the CFG Group which, in Westpac's reasonable opinion, has or is likely to have a Material
               Adverse Effect; and

        (ii) if there is a change of the type described in paragraph (i), a person or persons reasonably acceptable to Westpac is not appointed to the relevant position within 90 days of Westpac giving written notice to Collins Foods Group Limited that it considers that the change in the CEO or management has or is likely to have a Material Adverse Effect; and

(d) delivery to Westpac of lessor's right of entry letters signed by Collins Property Development Pty Ltd for each property leased by that company to Collins Restaurants Queensland Pty Ltd ACN 009 988 381, Sizzler Restaurants Group Pty Ltd ACN 010 102 388 and Collins Foods Group Pty Ltd ACN 009 937 900.

5.6     BREACH OF CONDITIONS SUBSEQUENT

If the condition described in clause 5.5(a) or the condition described in clause 5.5(c) is not satisfied by the due date then Westpac may:

(a) by giving not less than thirty (30) days written notice to the Borrower, vary the terms and conditions on which the Facility is provided. If Westpac gives the Borrower notice that it wishes to change any of the terms and conditions of the Facility, then unless Westpac agrees otherwise with the Borrower:

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        (i)    the changes take effect from the day when the Borrower accepts the changes; and

        (ii) if the Borrower does not accept the changes before the end of the notice period then, with effect from the end of the notice period, the Facility becomes repayable on demand made by Westpac.

        If Westpac makes demand pursuant to this clause, then the Borrower must within thirty (30) days of the date of the demand pay to Westpac:

        - all money actually or contingently owing (including any cost or loss determined under clause 7.3 or clause 8.8 of this letter) by it to Westpac under or in connection with this letter; and

        - the face amount of all Bills drawn by it and outstanding as at the repayment date; or

(b) by giving not less than sixty (60) days prior written notice to the Borrower, terminate the Facility. If Westpac gives notice under this paragraph, then termination takes effect at the end of the notice period. The Borrower must pay Westpac immediately upon termination:

        - all money actually or contingently owing (including any cost or loss determined under clause 7.3 or clause 8.8 of this letter) by it to Westpac under or in connection with this letter; and

        - the face amount of all Bills drawn by it and outstanding on the date of termination.

If the condition described in clause 5.5 (b) is not satisfied by the due date, then Westpac may by written notice given to the Borrower (and a copy of any such notice must also be sent to Sizzler International, Inc) require the Borrower to repay outstanding Bills and cancel the Commitment by an amount of A$10,000,000.00. If the Borrower does not do so within thirty (30) days of the date of the written notice given by Westpac to the Borrower, Westpac may cancel the Commitment by an amount of $10,000,000.00 and make demand under the conditional guarantee referred to in clause 5.2(b)(i)(E) of this letter.

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6. FACILITY PROCEDURES
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6.1 FORM OF BILLS

Bills prepared under this letter must:

(a) be in a form acceptable to Westpac and, to the extent practicable, have a face amount of $100,000, $500,000, or $1,000,000 or any other amount specified by Westpac,

(b)     be expressed to be drawn by the Borrower and signed by it as drawer,

(c) be payable at Westpac's office at: 3rd Floor, 255 Elizabeth Street, Sydney, NSW 2000, or any other address which Westpac may specify,

(d)     have the name of the payee left blank,

(e) have a term, as required by the Borrower (or, in the case where the fixed rate discount option applies, Westpac), of 30, 60, 90, 120, 150 or 180 days or any other term Westpac and the Borrower may agree, and

(f) mature on a Business Day which is not later than the last day of the Term.

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The Borrower must select terms for Bills in order to comply with the reductions in Commitment specified in Clause 1.1 so that the total face amount of outstanding Bills will not at any time exceed the reduced Commitment.

6.2     PREPARATION OF BILLS

Westpac will ordinarily prepare Bills itself, but it may require the Borrower giving a Drawdown Notice to prepare Bills under this letter. If Westpac prepares Bills, it may prepare one Bill having a face amount equal to the aggregate face amount of Bills having the same maturity date and referred to in the relevant Drawdown Notice.

6.3     AUTHORITY

Each Borrower irrevocably and for value authorises Westpac:

(a)     to complete and deliver Bills under this letter,

(b) on behalf of the Borrower and in its name to prepare Bills complying with this letter and to sign them as drawer and if applicable, endorse them, and to alter any non-complying Bills.

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7. ACCEPTANCE AND DISCOUNT
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7.1     ACCEPTANCE AND DISCOUNT

When it is obliged under this letter to accept and discount Bills Westpac shall:

(a)     accept those Bills,

(b) if necessary, insert as payee itself or any other person who is to buy those Bills, and

(c) discount those Bills and pay to the Borrower or as it directs an amount equal to the sum of the face amount of those Bills less the sum of:

        (i) a discount amount for each Bill which would result in a yield to maturity on that Bill calculated at the Discount Rate (expressed as a yield percent per annum) or, where a fixed rate applies to that Bill, that fixed rate,

        (ii)   the Acceptance Fee for the Bills,

        (iii)  the preparation fee for the Bills,

        (iv) any applicable stamp duty or other tax payable by Westpac on or in respect of the Bills or any payment under this letter (including financial institutions duty), and

        (v) any other amount owing by the Borrower to Westpac under this letter.

7.2     FIXED RATE OPTION

In a Drawdown Notice the Borrower may request Westpac to inform it of the fixed rate at which Westpac will discount a series of Bills with the total face amount nominated in the Drawdown Notice and during the period nominated in the Drawdown Notice. That period must not be less than 180 days. It must end no later than the last day of the Term.

Westpac shall quote to the Borrower by telephone the fixed rate by 9.45 am (Brisbane time) on the relevant date specified in the Drawdown Notice . The rate will be expressed as a percent per annum and a yield to maturity. If the Borrower wishes to accept that quote, it shall do so by telephone while that quote is current.

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If the Borrower does accept the quote, then during that period except as set out in Clause 7.3:

(a) Westpac on behalf of the Borrower or, at Westpac's request, the Borrower shall prepare, sign as drawer, complete, and deliver Bills with terms selected by Westpac, so that at all times during that period there are Bills outstanding which have a total face amount equal to the amount nominated, and

(b) Westpac shall discount those Bills at that rate in accordance with this letter.

If the Borrower does not accept that quote, the ordinary procedures for setting the discount rate under this letter will apply.

Westpac is entitled to rely on a facsimile communication purporting to be signed by an authorised signatory of the Borrower if Westpac believes the communication to be genuine.

7.3     PREPAYMENT DURING FIXED RATE PERIOD

During the period a fixed rate applies, the Borrower can prepay all or part of the total face amount of the Bills for which it selected a fixed rate on giving two Business Days irrevocable notice in writing. If that occurs, or if the Commitment is cancelled, Westpac's obligation to prepare and discount Bills at the fixed rate is correspondingly reduced or cancelled.

If for that or any other reason (excluding default by Westpac), Bills of the total face amount are not drawn and discounted for the full fixed rate period, then the Borrower shall pay Westpac the amount which Westpac certifies to be the cost or loss resulting from the liquidation or re-employment of deposits or other funds acquired or contracted for by Westpac to fund or maintain the discounting of Bills at the fixed rate, and the termination or reversing of any agreement or arrangement entered into by Westpac to fix, hedge or limit the effective cost of funding or maintaining Bills under the fixed rate option.

--------------------------------------------------------------------------------
8. PAYMENT OBLIGATIONS
--------------------------------------------------------------------------------

8.1     INDEMNITY

The Borrower shall indemnify Westpac on demand against all liabilities of Westpac as acceptor or endorser of Bills drawn by the Borrower.

8.2     LIABILITY ON BILLS

As between Westpac and the Borrower, the Borrower is primarily liable in respect of all Bills accepted by Westpac on its behalf. Accordingly:

(a) the liability of the Borrower with respect to any Bill will not be discharged because Westpac becomes the holder of that Bill before, on or after its maturity, and

(b) not later than 11 am on the maturity date for each Bill, the Borrower shall pay to Westpac an amount equal to the face amount of that Bill.

8.3     NETTING OFF

Where new Bills are to be drawn and accepted on the maturity date of old Bills, only the net amount as between the amounts payable on that date:

(a) to Westpac under this Clause 8 in respect of the face amount of the old Bills, and

                                                                         Page 13
--------------------------------------------------------------------------------
(b) by Westpac by way of proceeds of the new Bills under Clause 7 (Acceptance and Discount),

need be paid.

8.4     FEES

The Borrower will pay fees as set out in this letter.

8.5     REPAYMENTS

The Facility will terminate at the expiry of the Term, and at that time the Borrower will pay to Westpac:

(a) all money owing by it to Westpac under or in connection with the Facility , and

(b)     the face amount of all outstanding Bills drawn by it.

8.6 CANCELLATION OF COMMITMENT

The Borrower can cancel (in minimum amounts of $100,000.00 and multiples of $100,000.00) all or part of the undrawn Commitment by giving not less than seven days irrevocable notice in writing to Westpac.

8.7     METHOD OF PAYMENT

The Borrower will make all payments at the address on the signature page of this letter or as specified by Westpac. Payments must be in cleared funds and free of any set-off or deduction, except for taxes where required by law. All payments will be made by 11am (local time) in the place of payment.

Unless otherwise stated, amounts payable under Clause 10 (Yield Protection and Additional Payments) below are payable within 2 Business Days of demand.

8.8     PREPAYMENT

The Borrower can prepay all or part of the total face amount of outstanding Bills (in a minimum amount of A$100,000.00 and multiples of A$100,000.00) on giving seven days irrevocable notice in writing to Westpac.

The Borrower shall pay Westpac the amount which Westpac certifies to be the cost or loss resulting from the prepayment of any Bill before its maturity date.

                                                                         Page 14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. INTEREST RATE HEDGING POLICY
--------------------------------------------------------------------------------

9.1     HEDGING STRATEGY

        The Borrower must, as a minimum, hedge projected floating rate interest exposure of the Borrower under the Facility in accordance with a hedging strategy determined by the Borrower and reasonably acceptable to Westpac in relation to notional principal amounts of not less than 66% (or such other amount as is acceptable to Westpac acting reasonably) of the projected principal outstanding under the Facility for the period to the end of the Term.

9.2     DOCUMENTATION

        The Borrower (or another entity acceptable to Westpac) must sign, not later than the date which is 14 days after:

        (i)    the date of acceptance of this letter; or

        (ii) the date on which Westpac delivers the documents to the Borrower to sign;

        whichever is later, an ISDA Agreement (including the master agreement, schedules and confirmations) with such changes as Westpac reasonably requires to give effect to clause 9.1.

--------------------------------------------------------------------------------
10. YIELD PROTECTION AND ADDITIONAL PAYMENTS
--------------------------------------------------------------------------------

10.1    YIELD PROTECTION

Whenever Westpac determines that a Change in Law (as defined below) has the effect of:

(a) increasing its costs of funding or maintaining the Facility, or reducing its return or amounts received in respect of the Facility; or

(b) reducing its return on capital allocated to the Facility (including because more capital needs to be allocated to the Facility or cannot be used elsewhere),

then it will promptly notify the Borrower, and they must pay Westpac the amount it certifies is necessary to compensate it. That certificate will give an outline of the calculation, and will be conclusive and bind the Borrower in the absence of manifest error.

If the Borrower so requests, Westpac will negotiate in good faith with a view to finding a means of minimising the effect, but it is not a defence that the effect could have been avoided or minimised.

A CHANGE IN LAW is the introduction of, or a change in, any law, official directive, ruling or request or a change in its interpretation. If it does not have the force of law, it must be one with which responsible Australian banks would comply. Without limitation, it includes any of these circumstances which occurs with respect to capital adequacy, special deposit, liquidity, reserve, prime assets, tax or prudential requirements (except a change in tax on overall net income).

                                                                         Page 15
--------------------------------------------------------------------------------

10.2    INDEMNITY AND COSTS

The Borrower will indemnify Westpac against any liability, loss, cost or expense (including legal costs on a full indemnity basis) it incurs as a result of an Event of Default or the actual or contemplated enforcement of this letter or any Bank Document.

The Borrower will pay Westpac's reasonable external legal costs in relation to the preparation of each Bank Document, any amendment of it, or any consent or waiver under it.

10.3    TAX

If the Borrower is required to deduct any Tax from any payment under a Bank Document (except a Tax on Westpac's overall net income), then:

(a) the Borrower must pay that amount to the appropriate authority and promptly give Westpac evidence of payment; and

(b) the amount payable is increased so that (after deducting that Tax, and paying any taxes on the increased amount) Westpac receives the same amount it would have received had no deduction been made.

10.4    CURRENCY INDEMNITY

The Borrower will indemnify Westpac if any amount payable under or in connection with a Bank Document is received in a currency which is different from that in which it is required to be paid under this letter. This indemnity applies whatever the reason for receipt of the amount in a different currency.

10.5    STAMP DUTY

The Borrower will pay all stamp, transaction and other similar duties and charges in relation to this letter, any Bill accepted and discounted under it, any Bank Document and any transaction under them. This includes financial institutions duty and debits tax. The Borrower will also pay any fines and penalties unless they result from a failure by Westpac to lodge a document for stamping in sufficient time, having received from the Borrower the amount of stamp duty in good time.

10.6    GOODS AND SERVICES TAX

(a) All payments to be made by the Borrower under or in connection with the Facility have been calculated without regard to GST.

        If all or part of any such payment is the consideration for a taxable supply for GST purposes then, when the Borrower makes the payment:

        (i) it must pay to Westpac an additional amount equal to that payment (or part) multiplied by the appropriate rate of GST; and

        (ii) Westpac will promptly provide to the Borrower a tax invoice complying with the GST law.

(b) Where under this letter or a Bank Document the Borrower or a Guarantor is required to reimburse or indemnify for an amount, the Borrower or the Guarantor (as the case may be) will pay the relevant amount (including any sum in respect of GST) less any GST input tax credit Westpac determines that it is entitled to claim in respect of that amount.

                                                                         Page 16
--------------------------------------------------------------------------------

(c) Any word or expression used in this clause which is defined in A New Tax System (Goods and Services Tax) Act 1999 (Cth) has the same meaning in this document.

--------------------------------------------------------------------------------
11. WESTPAC'S REMEDIES AND POWERS
--------------------------------------------------------------------------------

11.1    EVENT OF DEFAULT

If an Event of Default occurs then Westpac may either or both:

(a)     terminate the Facility and cancel the Commitment; and

(b)     by written notice require the Borrower to pay to Westpac:

        (i) all money actually or contingently owing by it to Westpac under or in connection with this letter, and

        (ii) the face amount of all Bills drawn by it and outstanding as at the date of that notice.

The Borrower will pay those amounts immediately.

11.2    AMOUNTS PAID ON UNMATURED BILLS AND CONTINGENT AMOUNTS

(a) Any amount paid to Westpac under this Clause in respect of any outstanding Bill or in respect of any sum contingently owing, and

(b)     interest credited under this clause,

will accrue and be credited with interest at a rate and in a manner which Westpac determines would under its normal procedures apply to deposits of a similar amount at call (or of any other term specified by Westpac).

Westpac may apply it in or towards satisfaction of any sum at any time payable to Westpac under or in relation to this letter or any Bank Document, including in respect of Bills.

It is repayable by Westpac to the extent only that on any day it exceeds the amount of all money owing to Westpac under or in connection with this letter or any Bank Document (including, without limitation, the total face amount of the outstanding Bills and all amounts which are then or may subsequently become contingently owing).

11.3    DEFAULT INTEREST

Interest will accrue each day on each amount due but unpaid. The rate will be the aggregate of Westpac's Reference Lending Rate then applicable plus the Acceptance fee plus 2% per annum. That interest accrues before and after any judgment.

Westpac may debit the Borrower's account with accrued interest under this paragraph on any day. If it does not do so more often it will be taken to have done so monthly. That interest will then itself bear interest.

11.4    APPLICATION OF MONEY - SET-OFF

If the Borrower does not pay an amount when due, Westpac may apply any money in any of the Borrower's accounts (whether or not matured) in payment of any amount payable under this letter. It need not do so. It can convert currencies using its normal procedures.

                                                                         Page 17
--------------------------------------------------------------------------------

11.5    NO WAIVER

No failure to exercise a power, and no delay in exercising a power, operates as a waiver. Waivers must be in writing.

--------------------------------------------------------------------------------
12. GENERAL
--------------------------------------------------------------------------------

12.1    STATEMENT

A written statement by Westpac as to any amount due under this letter or a Bank Document will be sufficient evidence of that amount unless the Borrower proves it wrong.

12.2    ASSIGNMENT

The Borrower may not assign its rights under this letter. Westpac may transfer any part of its rights and, with the Borrower's consent, obligations. The Borrower will not withhold that consent unreasonably. Westpac may disclose information to a potential transferee or sub-participant.

Where Westpac wants to transfer part of its obligations the Borrower will sign when reasonably requested by Westpac a document which will effect that transfer and which does not increase the Borrower's obligations. Westpac will bear its own costs and stamp duty on that document.

12.3    NOTICES AND WESTPAC AUTHORISED SIGNATORIES

Any notice, demand, statement, certificate or other communication by Westpac may be given by any person whose title includes the word "manager", "head", "counsel" or "president", or any attorney authorised to do so. Any such person may sign a Bill on behalf of Westpac or the Borrower.

Notices must be in writing. They may be sent by facsimile, post or any other means to the recipient's address or number set out on the signature page or any other address or number notified to the sender by the recipient.

Notices will be taken to have been given if delivered or left at that address, on the dates on which they are delivered or left.

12.4    AUTHORISED SIGNATORIES

All documents (including Bills) required to be signed by the Borrower under this letter shall be signed on its behalf by one or more authorised signatories referred to in the verification certificate given in respect of the Borrower, or any other or additional authorised signatories subsequently appointed, whose names and specimen signatures have been notified to Westpac.

12.5    GOVERNING LAW AND JURISDICTION

This letter is governed by Queensland law. The Borrower accepts the non-exclusive jurisdiction of the courts having jurisdiction there.

                                                                         Page 18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 SCHEDULE A -- FORM OF VERIFICATION CERTIFICATE
--------------------------------------------------------------------------------
                                   QUEENSLAND

TO WIT

We, .........................................., and .......................... ,
of, .........................................., and ..........................
in the State of Queensland do solemnly and sincerely declare as follows:

(a)     We are Directors of ....................................................

        Pty Ltd ACN ___ ___ ___ (the COMPANY), of ..............................
        ........................................................................

(b)     On .........................., 20.... a duly convened meeting of the
        Directors of the Company was held, at which a quorum was present. The Directors met to consider entering into the documents referred to below and the transactions they evidence, to secure (among other things) financial accommodation of $46,000,000.00 (the ACCOMMODATION) made available or continuing to be made available (at the request of the Company) by Westpac Banking Corporation (WESTPAC) to Collins Restaurants Management Pty Ltd (the BORROWER).

(c) The following documents (the BANK DOCUMENTS) submitted by Westpac to the Company and required by Westpac (among others) as security for the Accommodation, were tabled at the meeting:

        -   [complete as appropriate]

(d) The Directors considered the terms on which the Accommodation was being offered, including the terms of the Bank Documents and passed resolutions that:

        (i) The Company confirms its request to Westpac for the Accommodation made available or continuing to be made available to the Borrower;

        (ii)   In order to secure the payment to Westpac of:

               (A)    the Accommodation;

               (B) all other moneys specifically agreed to be paid by the Company to Westpac in the Bank Documents; and

               (C) all moneys at any time owing by the Company or the Borrower to Westpac on any account (including interest).

        the Company execute and deliver the Bank Documents.

(e)     It was also duly resolved that ........................................
        and ....................................................................
        be authorised to affix the common seal of the Company to the Bank Documents.

(f) The resolutions were duly passed in all respects in accordance with the constitution of the Company and the Corporations Law or, as the case may be, the laws governing such matters in the Company's place of incorporation (the RELEVANT LAW).

(g) The Bank Documents were duly executed in accordance with the resolutions, the Company's constituent documents and the Relevant Law.

(h) Before passing the resolutions, the Directors considered the interests of the Company and determined that entering into the Bank Documents was in the Company's interests, for the proper purposes of the Company, and not prejudicial to its creditors.

                                                                         Page 19
--------------------------------------------------------------------------------

(i) The Secretary was authorised and directed to sign all documents and do other things necessary to enable the Bank Documents to be duly stamped and registered (if applicable).

(j) Each Director at the meeting declared to the meeting prior to the passing of the resolutions (or had previously disclosed) all interests and any conflicts of interest and duty on that Director's part (including detailed particulars of the full nature and extent of such interests and where a general notice of a Director's interest had previously been given, detailed particulars of any change in the extent of that interest) as required by the constituent documents of the Company and the Relevant Law. The Secretary was directed to record every such declaration by the Directors at the meeting in the minutes of the meeting, in accordance with the Relevant Law.

(k) Since the date of its incorporation, the Company has not in general meeting or otherwise at any time made or passed any resolution or taken any action nor has any other event happened, as a result of which the Company is prevented from giving guarantees or indemnities or executing the Bank Documents or as a result of which the right or power of the Company to guarantee and indemnify and to give security over its assets has been abrogated or restricted, nor has the Company in general meeting or otherwise at any time passed any resolution or taken any other action or proceedings having the effect of in any way altering or otherwise affecting in whole or in part its constitution which has not been fully disclosed to Westpac.

(l) Since the date of its incorporation, the Company has not in general meeting or otherwise at any time passed any resolution not to call up unpaid calls on shares nor has any meeting of the Company been convened for the purpose of considering or passing any such special resolution.

(m) There is no unsatisfied judgement in any court nor any writ of execution issued out of any court which might be enforced against any part of the property or assets of the Company nor is there (to the best of its knowledge and belief after making due enquiry) pending any action or suit against the Company which has not been disclosed to Westpac or in relation to the winding up of the Company nor has any resolution been passed for the winding up of the Company.

(n) The Company is solvent and there are reasonable grounds to expect that, on execution of each Bank Document to which it is a party, it will continue to be able to pay all its debts as and when they become due and payable.

(o) The copy of the constituent documents of the Company provided to Westpac on or about is a true and up to date copy of the same.

(p) All the shares referred to in the Schedule below are held beneficially by the person referred to as holding them and no shares are held on trust or for any other person or corporation (except as expressly disclosed in the Schedule).

(q) At the date of this declaration the Company has not given any charge or charges and does not intend to give any charges prior to entering into the Bank Documents to Westpac.

(r) We certify that the Company is not prohibited under Part 3.2A of the Corporations Law, or under any similar provisions in any other Relevant Law, from entering into the Bank Documents.

(s) We certify that in entering into the Bank Documents and undertaking any action contemplated by the Restructure (as defined in the letter dated 28 August 2000

                                                                         Page 20
--------------------------------------------------------------------------------

        from Westpac to the Borrower) the Company will not contravene Part 2J.3 of the Corporations Law or any similar provisions in any other Relevant Law.

(t) We certify that no corporate authorisation (other than the resolutions referred to in paragraph (d) and (e) are required for the Company to enter into and perform its obligations under the Bank Documents.

(u) We certify that no event has occurred or is likely to occur in relation to the Company which has or is likely to have a Material Adverse Effect (as defined in the letter dated 28 August 2000 from Westpac to the Borrower).

(v) We certify that at the date of this declaration the particulars described in the Schedule below are true and correct.


                                  THE SCHEDULE
                   SHAREHOLDERS & SHARES HELD (PARAGRAPH (p))
                            [Please complete details]

                  NAME AND ADDRESS OF SECRETARY (PARAGRAPH (v))
                            [Please complete details]


AND we make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the "Oaths Act 1867 (Queensland).


DECLARED before me at ..............this        )
 ...................day of ..........20..        )   ............................
                                                )   Director
                                                )
(Full name to be printed)                       )
A Justice of the Peace                          )   ............................
                                                )   Director

                                                                         Page 21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      SCHEDULE B -- FORM OF DRAWDOWN NOTICE
--------------------------------------------------------------------------------

TO:   [Name]
      Westpac Banking Corporation,
      [address]


COLLINS RESTAURANTS MANAGEMENT PTY LTD A.C.N. 093 912 979 (the BORROWER) A$46,000,000.00 BILL ACCEPTANCE AND DISCOUNT FACILITY

I refer to the facility letter dated [INSERT DATE OF LETTER].

I am authorised to give this irrevocable notice on behalf of the Borrower. The representations by the Borrower in the letter are true as of today. No Event of Default (as defined in the letter) or event has occurred. No breach or other event has occurred which with notice or both would become an Event of Default.

The Borrower requests you to prepare, complete, draw, endorse (if necessary), sign and deliver on the Borrower's behalf Bills (details of which appear in the schedule below) drawn by the Borrower on Westpac. The Borrower acknowledges that, unless Westpac specially requires it to prepare and draw Bills, Westpac will do so.

The Borrower requests Westpac to do as follows on [INSERT DATE] 20[INSERT YEAR]:
[NOTE: DATE MUST BE A BUSINESS DAY.]

(1)     accept the Bills for the Borrower's accommodation;

(2) complete the name of the payee on the Bills, buy them or at Westpac's option sell them to any person and credit the net proceeds after deducting any moneys payable under (3) below to the Borrower's Account Number [INSERT ACCOUNT NUMBER] at the [INSERT BRANCH NAME] Branch of Westpac; and

(3) deduct from the proceeds referred to in (2) above the amount of Westpac's acceptance and other fees and any stamp or other duty payable in respect of the Bills; [and]

(4) [state the fixed rate at which Westpac would be prepared to discount a series of Bills having a total face amount of $[*] during a period of [*] months.]

SCHEDULE
--------------------------------------------------------------------------------
DRAWER       DATE OF EXECUTION   MATURITY DATE    FACE AMOUNT       NO. OF BILL
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signed for and on behalf of COLLINS RESTAURANTS MANAGEMENT PTY LTD


-------------------------------------------
Authorised Officer of the Borrower

Dated [*]

[To be signed by authorised signatory whose signature and status have been verified to Westpac].

                                                                         Page 22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       SCHEDULE C -- CONDITIONS PRECEDENT
--------------------------------------------------------------------------------

ADDITIONAL CONDITIONS PRECEDENT

PART 1 - DELIVERY OF THE FOLLOWING TO WESTPAC IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO WESTPAC

(a)      (AUTHORISATIONS) evidence that each Authorisation which is:

         (i) necessary for the execution, delivery or performance by the Borrower or each Guarantor, or the validity or enforceability of the Bank Document to which each Borrower or Guarantor is a party;

         (ii)  necessary for the effectiveness of each Security Document; or

         (iii) material to the conduct of the business of the Borrower or a Guarantor,

         has been obtained and is in full force and effect.

(b) (CORPORATE AUTHORISATION) evidence that the Borrower and each Guarantor has taken the necessary corporate action to authorise its entry into and performance of each Bank Document to which it is a party (as well as each transaction contemplated by each such Bank Document).

(c) (ACCOUNTS) for the Borrower and each Guarantor, the Accounts and other financial information reasonably required by Westpac.

(d) (FEES) evidence that all fees and expenses payable to Westpac on or before the first Drawdown Date (including fees of Westpac's advisors) have been paid or will be paid from the proceeds of the first drawdown of Bills.

(e)      (LEGAL OPINIONS)

         (i) an opinion from Hogan Besley Boyd, legal advisors to the Borrower confirming that in undertaking the Restructure, the Group will comply with all applicable laws; and

         (ii) an opinion from internal Counsel at Sizzler International Inc. confirming, in respect of each Guarantor which is incorporated under a law of the United States of America that:

               - the entity is duly organised, validly existing and in good standing under the laws of the place of its incorporation; and

               - the entity has the requisite power and authority to execute, deliver and perform the Bank Documents to which it is a party and that all necessary action has been taken to authorise the execution, delivery and performance of the Bank Documents to which it is a party and that the entity has validly executed and delivered those documents.

(f) (SEARCHES AND ENQUIRIES) the results of all searches and enquiries required by Westpac with respect to the Borrower and each Guarantor and the Secured Property.

(g) (TAX OPINION) an opinion from PricewaterhouseCoopers that after the Restructure is completed, no company in the Group will have a liability to pay a Tax other than a Tax for which the Group has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty, interest or other cost payable if the Tax is assessed as payable.

(h) (HEADS OF AGREEMENT) a copy of signed Heads of Agreement for the Management Equity Agreement, which agreement must be unconditional.

                                                                         Page 23
--------------------------------------------------------------------------------

(i) (NO CHANGE IN BALANCE SHEET) a certificate signed by not less than two directors of Collins Foods Group Pty Ltd ACN 009 937 900 that no event has occurred or is likely to occur in relation to the CFG Group which has or is likely to have a Material Adverse Effect on the financial position of the CFG Group as shown in the most recent balance sheet given to Westpac based on figures as at 28 May 2000.

(j) (OTHER INFORMATION) such other information relating to the Restructure, the Borrower or a Guarantor or an associated entity of any of them as Westpac may reasonably request.

(k)      (TITLE DOCUMENTS) all documents and evidence of title to the Secured
         Property.

(l) (MEZZANINE DEBT) evidence that Sizzler International Inc. has agreed to lend Collins Foods Group Pty Ltd ACN 009 937 900 certain moneys on terms reasonably acceptable to Westpac including without limitation that the amount lent is subordinated to the Borrower's indebtedness to Westpac on terms reasonably acceptable to Westpac.


PART 2 - THE FOLLOWING CONDITIONS BEING SATISFIED ON EACH DRAWDOWN DATE


(a) (REPRESENTATIONS TRUE) the representations and warranties by the Borrower and each Guarantor in the Cross Guarantee and Negative Pledge are true in all material respects as at the date of the Relevant Drawdown Notice and the relevant Drawdown Date as though they had been made at that date in respect of the facts and circumstances then subsisting.

(b) (NO MATERIAL ADVERSE CHANGE) Westpac being satisfied that no event or change has occurred in relation to a Guarantor that has or would be likely to have a Material Adverse Effect.

                                                                         Page 24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SCHEDULE D -- EXISTING SECURITY DOCUMENTS
--------------------------------------------------------------------------------



       DATE                            SECURITY DOCUMENTS                         REG. NO
      24-9-97    STOCK PLEDGE by SIZZLER INTERNATIONAL INC. of the issued
                 capital of Collins Foods International Pty Ltd and Sizzler
                 International Marks Inc.


      19-9-97    First Registered Charge by COLLINS FOODS GROUP PTY LTD over      610709
                 all its assets, undertaking and uncalled capital

      19-9-97    First Registered Charge by COLLINS FINANCE AND MANAGEMENT        610719
                 PTY LTD over all its assets, undertaking and uncalled capital

      19-9-97    First Registered Charge by COLLINS FOODS AUSTRALIA PTY LTD       610716
                 over all its assets, undertaking and uncalled capital

      19-9-97    First Registered Charge by COLLINS FOODS INTERNATIONAL PTY Ltd   610718
                 over all its assets, undertaking and uncalled capital other      9726660435
                 than the KFC Franchise Agreements                                9716148

      19-9-97    First Registered Charge by COLLINS INTERNATIONAL INC over all    9726660563
                 its assets, undertaking and uncalled capital                     971318459

      19-9-97    First Registered Charge by COLLINS PROPERTY DEVELOPMENT PTY      610706
                 LTD over all its assets, undertaking and uncalled capital

      19-9-97    First Registered Charge by FURNACE CONCEPTS AUSTRALIA CORP       610708
                 over all its assets, undertaking and uncalled capital            9716144

      19-9-97    First Registered Charge by FURNACE CONCEPTS INTERNATIONAL INC    9726660487
                 over all its assets, undertaking and uncalled capital            9716147

      19-9-97    First Registered Charge by COLLINS RESTAURANTS QUEENSLAND PTY    610715
                 LTD over all its assets, undertaking and uncalled capital

      19-9-97    First Registered Charge by RESTAURANT CONCEPTS INTERNATIONAL     9726660430
                 INC over all its assets, undertaking and uncalled capital        9716149

      19-9-97    First Registered Charge by RESTAURANT CONCEPTS OF AUSTRALIA      9726660496
                 PTY LTD over all its assets, undertaking and uncalled capital    9716145


      19-9-97    First Registered Charge by SIZZLER AUSTRALIA PTY LTD over all    610710
                 its assets, undertaking and uncalled capital

      19-9-97 First Charge by SIZZLER FRANCHISE DEVELOPMENT, LTD over all its assets, undertaking and uncalled capital

      19-9-97    First Registered Charge by SIZZLER INTERNATIONAL MARKS INC     9726660521
                 over all its assets, undertaking and uncalled capital           97131846

      19-9-97    First Registered Charge by SIZZLER NEW ZEALAND LIMITED over    WNOS-
                 all its assets, undertaking and uncalled capital               483105
                                                                                9726660423
                                                                                9716150

                                                                         Page 25
--------------------------------------------------------------------------------

       DATE                            SECURITY DOCUMENTS                         REG. NO
      19-9-97    First Registered Charge by SIZZLER RESTAURANT SERVICES INC over  9726660511
                 all its assets, undertaking and uncalled capital                 9716143

      19-9-97    First Registered Charge by SIZZLER SOUTH-EAST ASIA INC over      9726660493
                 all its assets, undertaking and uncalled capital                 9716146

      19-9-97    First Registered Charge by SIZZLER SOUTH PACIFIC PTY LTD over    610720
                 all its assets, undertaking and uncalled capital                 9716142

      19-9-97    First Registered Charge by SIZZLER RESTAURANTS GROUP PTY LTD     610712
                 over all its assets, undertaking and uncalled capital

                 Mortgages over leases as set out in Annexure A.

                                                                         Page 26
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SIGNED for WESTPAC BANKING CORPORATION by its Attorneys



 ......................................     .....................................
Head of Westpac Institutional Bank Qld     Manager Legal

ADDRESS: 15th floor, 260 Queen Street, Brisbane Qld. 4001
FACSIMILE: (07) 3221 9620


Accepted by COLLINS RESTAURANTS MANAGEMENT PTY LTD ACN 093 912 979
Date of Acceptance: ............................................................





THE COMMON SEAL of                         )
COLLINS RESTAURANTS MANAGEMENT PTY LTD     )
was duly affixed by authority of the       )
Board of Directors in the presence of      )  .............................
                                           )
                                           )  Authorised officer
                                           )
(insert name) .......................      )
                                           )
and                                        )
                                           )  .............................
                                           )  Authorised officer
(insert name) .......................

ADDRESS:              .....................................................

                      .....................................................

FACSIMILE:            .....................................................